================================================================================



                               WARRANT AGREEMENT



                                    between



                                CRIIMI MAE Inc.



                                      and



                         Registrar and Transfer Company



                                as Warrant Agent



                          Dated as of April ___, 1994



================================================================================

                               TABLE OF CONTENTS



 Section 1.    Appointment of Warrant Agent.....................  1

 Section 2.    Duties of Warrant Agent..........................  1

 Section 3.    Merger, Consolidation or Change
               of Name of Warrant Agent.........................  4

 Section 4.    Change of Warrant Agent..........................  5

 Section 5.    Form and Execution of Warrant
               Certificates.....................................  5

 Section 6.    Registration and Countersignature................  6

 Section 7.    Registration of Transfers and Exchanges..........  7

 Section 8.    Mutilated or Missing Warrant
               Certificates.....................................  7

 Section 9.    Duration and Exercise of Warrants................  8

 Section 10.   Issuance of Share Certificates...................  8

 Section 11.   Adjustment of Exercise Price and
               Number of Shares Purchasable per
               Number of Warrants...............................  8

 Section 12.   Fractional Warrants and Fractional Shares........ 12

 Section 13.   Disposition of Proceeds from Exercise
               of Warrants...................................... 13

 Section 14.   Reservation of Shares............................ 13

 Section 15.   Payment of Taxes................................. 13

 Section 16.   Notices to Warrantholders........................ 14

 Section 17.   Notice to Company and Warrant Agent.............. 15

 Section 18.   Supplements and Amendments....................... 16

 Section 19.   Successors....................................... 17

 Section 20.   Termination...................................... 17


 Section 21.   Governing Law......................               17

 Section 22.   Benefits of This Agreement.........               17

 Section 23.   Counterparts.......................               17

 Section 24.   Invalidity of Provisions...........               17

                               WARRANT AGREEMENT

       THIS WARRANT AGREEMENT dated as of April __, 1994 between CRIIMI MAE Inc., a Maryland corporation (the "Company"), and Registrar and Transfer Company, a New Jersey corporation, as Warrant Agent (the "Warrant Agent").


                              W I T N E S S E T H:
                              - - - - - - - - - -

       WHEREAS, the Company proposes to issue rights ("Warrants") to purchase up to ___________ shares of the Company's common stock, par value $.01 per share (the "Shares"), pursuant to that certain Settlement Agreement dated as of September 24, 1993 by and among (i) Alex J. Meloy, Trustee of the Harry Meloy Family Trust and Alan J. Hunken, Trustee of the Alan J. Hunken Retirement Plan, individually and in their capacities as representatives of certain plaintiff classes in Alex J. Meloy, et al. v. CRI Liquidating REIT, Inc., et
                       -------------------------------------------------------
  al., Civil Action No. 56831 in the Circuit Court for Montgomery County,
  ---
  Maryland and (ii) CRI Liquidating REIT Inc.; CRIIMI MAE Inc., formerly CRI Insured Mortgage Association, Inc.; C.R.I., Inc.; William B. Dockser; Martin
  C. Schwartzberg; and H. William Willoughby;

       WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, transfer, exchange, replacement and exercise of the Warrants and other matters as provided herein:

       NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

       Section 1.  Appointment of Warrant Agent.  The Company hereby appoints
                   ----------------------------
  the Warrant Agent to act as agent for the Company in accordance with the instructions set forth in this Agreement, and the Warrant Agent hereby accepts such appointment.

       Section 2.  Duties of Warrant Agent.  The Warrant Agent undertakes the
                   -----------------------
  duties and obligations imposed by this Agreement upon the following terms and conditions:

            (a) The Warrant Agent shall not be responsible, or required to enforce this contract, for any failure of the Company to comply with any of the covenants contained in this Agreement, the Company's Articles of Incorporation, as they may be amended from time to time (the "Articles of Incorporation") or the Warrant Certificates (hereinafter defined).

            (b) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees.

            (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company or to any of the holders of the Warrants (the "Warrantholders") in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel; provided, that the Warrant Agent shall have exercised reasonable care in the selection and continued employment of such counsel.

            (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any Warrantholder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate or other paper, document or instrument reasonably believed by it in good faith to be genuine and to have been signed, sent or presented by the proper party or parties.

            (e) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by it under this Agreement and to reimburse it upon demand for all expenses, taxes and governmental charges and other charges of any kind and nature reasonably incurred by it in the execution of its duties under this Agreement. The Company shall also indemnify the Warrant Agent and save it harmless against any and all losses, liabilities and expenses, including judgments, costs and counsel fees, for anything done or omitted by it arising out of, or in connection with, this Agreement, except as such is a result of the Warrant Agent's negligence, bad faith or intentional misconduct.

            (f) Subject to (a) and (h) of this Section 2, the Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Warrantholders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. Subject to (a) and (h) of this Section 2, all rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the certificates evidencing the Warrants ("Warrant Certificates") or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the Warrantholders, as their respective rights or interests may appear.

            (g) The Warrant Agent, and any shareholder, director, officer or employee thereof, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though the Warrant Agent were not a party to this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

            (h) The Warrant Agent shall act hereunder solely as agent for the Company and not in a ministerial capacity, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement, except for such as is the result of its own negligence, bad faith or willful misconduct.

            (i) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as reasonably may be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

            (j) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the perfor-mance of its duties hereunder from the chairman, president or any vice president of the Company, and to apply to any such officer for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or in good faith reliance upon any statement signed by any such officer with respect to any fact or matter (unless other evidence in respect thereof is herein specifically prescribed) which may be deemed to be conclusively proved and established by such signed statement.

            (k) The Warrant Agent shall not be under any responsibility in respect of the execution and delivery of this Agreement (except the due execution and delivery hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its counter-signature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor shall it be responsible for the adjustment of the Purchase Price, if any,

  (as hereinafter defined) or the making of any change in the number of Shares required under the provisions of Section 11 or responsible for the manner, method or amount of any such change or the ascertaining of the existence of facts that would require any such adjustment or change (except with respect to the exercise of Warrant Certificates after actual notice of any adjustment of the Exercise Price); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Shares to be issued pursuant to this Agreement or any Warrant Certi-ficate or as to whether any Shares will when issued be validly issued.

       Section 3.      Merger, Consolidation or Change
                       -------------------------------
                       of Name of Warrant Agent.
                       ------------------------

            (a) Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation shall become the successor to the Warrant Agent only if it would be eligible for appointment as a successor Warrant Agent according to the requirements of Section 4 hereof. If at the time any such successor to the Warrant Agent shall succeed under this Agreement and any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of such predecessor Warrant Agent and deliver such Warrants so countersigned; and if at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may coun-tersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in its own name; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

            (b) If at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has changed may adopt the countersignature under its prior name and deliver the Warrants as countersigned; if at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates in either name; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

       Section 4.  Change of Warrant Agent.  The Warrant Agent may resign from
                   -----------------------
  acting as agent for the Company under this Agreement by giving written notice to the Company and to the Warrantholders of record as of the date of notice to the Company. The Warrant Agent may be removed by the Company by giving written notice to the Warrant Agent. Any such notice shall specify the date upon which such resignation or removal shall be effective (which shall be not earlier than 30 days after the date of the written notice). If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been so notified in writing by the Warrant Agent, then any Warrantholder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent, either by the Company or by such court. Any successor warrant agent, whether appointed by the Company or such court, shall be a bank or trust company, in good standing, incorporated under the laws of the United States of America, or any state thereof or the District of Columbia and having at the time of its appointment as warrant agent a combined capital and surplus of at least $10,000,000. In the interim, the duties of the Warrant Agent shall be carried out by the Company. After appointment, the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed, and the former Warrant Agent shall deliver and transfer to the successor warrant agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed reasonably necessary for such purpose. Failure to give any notice provided for in this Section 4, however, or any defect herein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of a successor warrant agent, as the case may be.

       Section 5.      Form and Execution of Warrant Certificates.
                       ------------------------------------------

            (a) The Warrant Certificates (and the forms of election to purchase Shares and of assignment to be printed on the reverse thereof) shall be substantially of the tenor and purport recited in Exhibit A hereto and may
                                                    ---------
  have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrant Certificates may be listed, or to conform with usage.

            (b) Warrant Certificates shall be signed on behalf of the Company by its president or one of its vice presidents under its corporate seal reproduced thereon attested by its secretary or an assistant secretary. Such signatures upon the Warrant Certificates may be in the form of a facsimile signature of a then present officer notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of he or she shall have ceased to be an officer.

            (c) In case any officer who shall have signed any of the Warrant Certificates shall cease to be an officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be an officer; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, is an officer, although at the date of the execution of this Warrant Agreement any such person was not an officer.

            (d) The Warrant Certificates shall be dated the date of countersignature by the Warrant Agent.

       Section 6.      Registration and Countersignature.
                       ---------------------------------

            (a) Warrant Certificates shall be registered in the names of the record holders to whom they are to be distributed, as provided by the Company; and the Warrant Agent shall maintain a list showing the name, address and number of Warrants held by each of the Warrantholders of record.

            (b) Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned.

            (c) The Company and the Warrant Agent may deem and treat the Warrantholder of record as the absolute owner of the Warrant Certificate (notwithstanding any notation of ownership or other writing thereon made by anyone) for the purpose of any exercise thereof and any distribution to the holder thereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

       Section 7.      Registration of Transfers and Exchanges.
                       ---------------------------------------

            (a) The Warrant Agent shall from time to time register the transfer of any outstanding Warrant Certificates upon the records to be maintained by it for that purpose, upon surrender of the Warrant Certificate accompanied (if so required by the Warrant Agent) by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, duly executed by the registered holder(s) thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration or transfer, a new Warrant Certificate shall be issued to the transferee, and the surrendered Warrant Certificate shall be cancelled by the Warrant Agent. Cancelled Warrant Certificates shall thereafter be returned to the Company or disposed of by the Warrant Agent in a manner satisfactory to the Company, and in accordance with the policies and procedures of the Warrant Agent.

            (b) Warrant Certificates may be exchanged at the option of the holders thereof, when surrendered to the Warrant Agent at its office in New York, New York or Cranford, New Jersey (the "Warrant Agent Office"), for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange, transfer or exercise shall be cancelled by the Warrant Agent.

            (c) The Warrant Agent is hereby authorized to countersign, in accordance with the provisions of Section 6 and this Section 7, and deliver the new Warrant Certificates required pursuant to the provisions of this
  Section 7 and for the purpose of any distribution of Warrant Certificates contemplated by Section 11 hereof.

       Section 8.  Mutilated or Missing Warrant Certificates.  In case any of
                   -----------------------------------------
  the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, and the Warrant Agent shall countersign and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and an indemnity or bond, if requested, also satisfactory to the Company and the Warrant Agent. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable charges as the Company or the Warrant Agent may prescribe.

       Section 9.  Duration and Exercise of Warrants.
                   ---------------------------------

            (a) The Warrants shall expire at 5:00 p.m. New York City time, on [547 days from issuance] ___________, 199__ (the "Expiration Date"). Any Warrant Certificates not surrendered to the Warrant Agent for exercise prior to the close of business on the Expiration Date shall be void.

            (b) Subject to the provisions of this Agreement, after the date of this Agreement and prior to the close of business on the Expiration Date, each Warrantholder shall have the right to purchase from the Company the number of Shares specified in the Warrant Certificate being surrendered at the exercise price (the "Exercise Price"), which shall initially be $13.17 (U.S.) per Share. In order to exercise such right, the Warrantholder shall surrender the Warrant Certificate(s) evidencing such Warrants to the Warrant Agent at the Warrant Agent Office with the form of election to purchase on the reverse side thereof duly completed and signed, and shall tender payment in full to the Warrant Agent for the Company's account of the Exercise Price, together with such taxes as are specified in Section 15 hereof, for each Share with respect to which such Warrants are being exercised. Such Exercise Price and taxes shall be paid in full by check payable to the order of the Warrant Agent.

            (c) The Warrants evidenced by the Warrant Certificates shall be exercisable only in multiples of one (1) Warrant. In the event that less than all of the Warrants evidenced by a Warrant Certificate are exercised at any time prior to the close of business on the Expiration Date, a new Warrant Certificate(s) shall be issued to the Warrantholder, or his duly authorized assigns, by the Warrant Agent for the remaining number of Warrants evidenced by the Warrant Certif-icate so surrendered.

       Section 10.  Issuance of Share Certificates.  Upon surrender of a Warrant
                    ------------------------------
  Certificate and payment of the Exercise Price, the Company shall issue and cause to be delivered with reasonable dispatch to or upon the written order of the Warrantholder and in such name or names as the Warrantholder may designate, a certificate or certificates for the number of full Shares so purchased upon the exercise of such Warrants. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of countersignature by the Warrant Agent.

       Section 11.  Adjustment of Exercise Price and Number of Shares
                    -------------------------------------------------
  Purchasable per Number of Warrants.  The Exercise Price and the number of
  ----------------------------------
  Shares purchasable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events specified in this Section 11.

            (a) In case the Company shall at any time after the date of this Agreement (i) declare a distribution on Shares payable in Shares, (ii) subdivide the outstanding Shares,

  (iii) combine the outstanding Shares into a smaller number of Shares or (iv) issue any shares ("New Shares") in a reclassification of the Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing legal entity), the Exercise Price in effect at the record date for such distribution or at the effective date of such subdivision, combination or reclassification, and/or the number or kind of Shares issuable on such date, shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the aggregate number and kind of Shares or New Shares which, if such Warrant had been exercised immediately prior to such date, he would have owned upon such exercise and have been entitled to receive by virtue of such distribution, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

            (b) In case the Company shall issue to all holders of Shares rights or warrants to subscribe for or purchase additional Shares at a price per Share less than the Current Market Price (as defined in Section 11(d)) in effect immedi-ately prior to the time of such issuance, then in each such case the Exercise Price shall forthwith be adjusted to equal the quotient obtained by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be (i) an amount equal to the sum of
  (A) the number of Shares outstanding immediately prior to such issuance plus
  (B) the number of Shares which the aggregate consideration to be received upon exercise of such rights or warrants would purchase at such Current Market Price per Share, and the denominator of which shall be (ii) the total number of Shares outstanding immediately after such exercise.

            In case of the issuance by the Company of any such rights or warrants to purchase Shares (i) the Company shall be deemed to have issued the maximum number of Shares deliverable upon the exercise of such rights or warrants and (ii) the consideration therefor shall be deemed to be the consideration received by the Company for such rights or warrants, without deduction of the costs, expenses, fees and commissions inci-dental to the issue and sale thereof plus the minimum price at which Shares are to be delivered upon the exercise of such rights or warrants. No further adjustment of the Exercise Price shall be made as a result of the actual issuance of the Shares referred to in this paragraph. On the expiration of such rights or warrants, the Exercise Price and the number of Shares purchasable upon exercise of the Warrants shall be readjusted to such Exercise Price and such number of Shares as would have pertained had the adjustments made upon the issuance of such rights or warrants been made upon the basis of the issuance of only the number of Shares actually delivered upon the exercise of such rights or warrants.

            (c) In case the Company shall fix a record date for the making of a distribution to all holders of Shares of evidences of indebtedness or assets (other than cash distributions payable in the ordinary course of business or distributions payable in Shares) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the Current Market Price per Share (as defined in Section 11(d)) on such record date, less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a statement filed with the Warrant Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Share and of which the denominator shall be such Current Market Price per Share. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

            (d) For the purpose of any computation under this Agreement except as provided in Section 12, the Current Market Price per Share on any date shall be deemed to be the average of the daily closing prices for the five consecutive trading days immediately before such date. The closing price for each day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way on the principal national securities exchange on which the Shares are listed or admitted to trading, or if the Shares are not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked price as quoted on the National Association of Securities Dealers, Inc. Automated Quotation System, or any similar system of dissemination of quotations of securities prices in common use.

            (e) No adjustment in the Exercise Price shall be required (i) in connection with the grant of options to directors, officers or employees of the Company or the exercise thereof or (ii) unless such adjustment would require an increase or decrease of at least $.25 in the Exercise Price; provided, however, that any adjustments which by reason of clause (ii) of this
  Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
  Section 11
  shall be made to the nearest cent or one-hundredth of a Share, as the case may be, provided, however, that no fractional Shares will be issued.

            (f) In the event that at any time, as a result of an adjustment made pursuant to Section 11(a), the holder of any Warrant thereafter exercised shall become entitled to receive any New Shares, thereafter the number of such New Shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in Sections 11(a), (b) and (c), and the provisions of Sections 10, 11(e), (f) and (j), 12, 14, 15 and 16 with respect to the Shares shall apply on like terms to any such New Shares.

            (g) In any case in which this Section 11 shall require that any adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Warrant exercised on or after such record date the Shares or New Shares, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such Shares or New Shares upon the occurrence of the event requiring such adjustment.

            (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(a), (b) or (c), each Warrant outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Shares obtained by (A) multiplying (i) the number of Shares purchasable upon exercise of a Warrant immediately prior to such adjustment of the Exercise Price by (ii) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (B) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

            (i) The Company may elect, on or after the date of any adjustment of the Exercise Price, to adjust the number of Warrants in substitution for an adjustment in the number of Shares purchasable upon the exercise of a Warrant as provided in Section 11(h).

            (j) In case of any reorganization of the Company, or in case of the consolidation or merger of the Company with any other legal entity (other than a consolidation or merger in which the Company is the continuing legal entity) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other legal entity, each Warrant shall after such reorganization, consolidation, merger or sale be exercisable, upon the terms and conditions speci-fied in this Agreement, for the number of shares in corresponding shares or other securities or property to which a holder of the number of Shares purchasable (at the time of such reorganization, consolidation, merger or sale) upon exercise of such Warrant would have been entitled upon such reorganization, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section 11 with respect to the rights and interests thereafter of the holders of the Warrants shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any such share or other securities or property thereafter deliverable on the exercise of the Warrants. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof the successor (if other than the Company) resulting from such consolidation or merger or the legal entity purchasing such assets shall assume, by written instrument executed and delivered to the Warrant Agent, the obligation to deliver to the holder of each Warrant such shares, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations under this Agreement.

       Section 12.     Fractional Warrants and Fractional Shares.
                       -----------------------------------------

            (a) The Company shall not issue fractions of Warrants on any distribution of Warrants to Warrantholders or distribute Warrant Certificates which evidence fractional Warrants. All fractions of Warrants to which a Warrantholder would otherwise be entitled shall be aggregated, and in lieu of such remaining fractional Warrant there shall be paid to the Warrantholder with regard to which such fractional Warrant would otherwise be issuable, an amount in cash equal to the same fraction of the fair value of a full Warrant, as determined in good faith by the Board of Directors.

            (b) The Company shall not be required to issue fractions of Shares upon exercise of the Warrants or to distribute certificates which evidence fractional Shares. All fractions of Shares to which a Warrantholder would otherwise be entitled shall be aggregated, and in lieu of such remaining fractional Share, there shall be paid to the Warrantholder at the time such Warrant Certificates are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a Share. For such purpose, the current market value of a Share shall be the closing price of a Share (as determined pursuant to Section 11(d)) for the last trading day immediately prior to the day on which a Warrant is exercised.

            (c) If at any time during the term hereof, it becomes necessary for the Warrant Agent to pay Warrantholders or former Warrantholders for fractional Warrants or fractional Shares, the Warrant Agent shall inform the Company and the Company shall promptly deposit sufficient funds with the Warrant Agent who shall distribute such funds upon receipt. The Warrant Agent shall have no duty to distribute amounts in payment of fractional Warrants or fractional Shares until receipt of sufficient funds from the Company.

       Section 13.  Disposition of Proceeds from Exercise of Warrants.  The
                    -------------------------------------------------
  Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all moneys received by the Warrant Agent on the purchase of Shares through the exercise of Warrants.

       Section 14.  Reservation of Shares.  The Company shall at all times
                    ---------------------
  reserve and keep available for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise or conversion of Warrants, through the close of business on the Expiration Date, the number of Shares deliverable upon the exercise of all outstanding Warrants, and the Transfer Agent for such Shares is hereby irrevocably authorized and directed at all times to reserve such number of authorized and unissued Shares as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with such Transfer Agent.

       The Company represents and warrants that all Shares issued upon exercise of the Warrants will, upon issuance in accordance with the terms of this Agreement, be legally issued and free from all taxes, liens, charges, encumbrances and security interests created by the Company with respect to the issuance thereof.

       Section 15.  Payment of Taxes.  The Company will pay all documentary
                    ----------------
  stamp taxes attributable to the initial issuance of Shares upon the exercise of Warrants prior to the close of business on the Expiration Date; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrant Certificates or any Share Certificates in a name other than that of the Warrantholder of record surrendered upon the exercise or conversion of a Warrant, and the Company shall not be required to issue or deliver such Share Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

       Section 16.  Notices to Warrantholders.  Upon any adjustment to the
                    -------------------------
  Exercise Price pursuant to Section 11, the Company within 20 calendar days thereafter shall (i) cause to be filed with the Warrant Agent a certificate of a firm of independent public accountants of recognized standing selected by the Company (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Shares purchasable upon exercise of a Warrant after such adjustment in the Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein and
  (ii) cause to be given to each of the Warrantholders, at his address appearing on the warrant register, written notice of such adjustments by first-class mail, postage prepaid. Where appropriate such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 16.

       In case:

            (a) the Company shall authorize the issuance to all holders of Shares of rights or warrants to subscribe for or purchase additional Shares or of any other subscription rights or warrants;

            (b) the Company shall authorize the distribution to all holders of Shares of evidences of its indebtedness or assets (other than cash distributions payable in the ordinary course of business or distributions payable in Shares);

            (c) the Company shall be a party to any consolidation or merger for which approval of any stockholder of the Company is required, shall convey or transfer all or substantially all of its properties and assets, or shall engage in any reorganization;

            (d) the Company shall be subject to voluntary or involuntary dissolution, liquidation or winding up; or

            (e) the Company shall propose to take any other action which would require an adjustment of the Exercise Price pursuant to Section 11;

  the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each Warrantholder of record at his address appearing on the Warrant register, at least 20 calendar days (or 10 calendar days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of Shares to be entitled to receive any such rights, warrants or distribution are to be determined or (ii) the date on which any such consolidation, merger, conveyance, transfer, reorganization, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record of the Shares shall be entitled to exchange such Shares for securities or other property which may be deliverable upon such consolidation, merger, conveyance, transfer, reorganization, dissolution, liquidation or winding up. The failure to give the notice required by this Section 16 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, consolidation, merger, conveyance, transfer, reorganization, dissolution, liquidation or winding up or the vote upon any action.

       Nothing contained in this Agreement or in any of the Warrant Certificates shall entitle the Warrantholder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company.

       Section 17.  Notice to Company and Warrant Agent.  Any notice or demand
                    -----------------------------------
  authorized by this Agreement to be given or made by the Warrant Agent or any Warrantholders to or on the Company shall be sufficiently given or made if personally delivered or sent by first-class mail, postage-prepaid or by telegram or telex confirmed by letter addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

            CRIIMI MAE Inc.
            CRI Building
            11200 Rockville Pike
            Rockville, Maryland  20852
            Attention:  Office of General Counsel

       In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the Warrant Agent Office.

       Any notice pursuant to this Agreement to be given by the Company or by Warrantholders to the Warrant Agent shall be sufficiently given if personally delivered or sent by mail or telegram or telex confirmed by letter, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

       For personal, telegram or telex delivery:

            Registrar and Transfer Company
            10 Commerce Drive
            Cranford, New Jersey  07016
            Attention:  William Tatler,
              Vice President - Transfers

       For delivery or confirmation by mail:

            Registrar and Transfer Company
            10 Commerce Drive
            Cranford, New Jersey  07016
            Attention:  William Tatler,
              Vice President - Transfers

       Section 18.  Supplements and Amendments.  The Company and the Warrant
                    --------------------------
  Agent may from time to time supplement or amend this Agreement without the consent or concurrence of any Warrantholder in order to cure any ambiguity, manifest error or other mistake in this Agreement, or to make provision in regard to any matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not adversely affect, alter or change the interests of the Warrantholders. The Company and the Warrant Agent may from time to time otherwise supplement or amend this Agreement without notice to any Warrantholder but with the consent of Warrantholders holding at least a majority in number of Warrants then outstanding; however, without the consent of each Warrantholder affected thereby, an amendment or supplement may not

            (a) make any modification of the terms upon which the Warrants are exercisable; or

            (b) change the percentage of Warrantholders who must consent to an amendment or supplement.

       Section 19.  Successors.  All the covenants and pro-visions of this
                    ----------
  Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

       Section 20.  Termination.  This Agreement shall terminate at the close of
                    -----------
  business 60 days after the Expiration Date. Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Warrants have been exercised.

       Section 21.  Governing Law.  This Agreement and each Warrant Certificate
                    -------------
  issued hereunder shall be deemed to be a contract made under the laws of the State of Maryland and for all purposes shall be construed in accordance with the laws of said State (without regard to the principles of conflicts of laws thereof).

       Section 22.  Benefits of This Agreement.  Nothing in this Agreement shall
                    --------------------------
  be construed to give to any person or entity other than the Company, the Warrant Agent and the Warrantholders any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Warrantholders.

       Section 23.  Counterparts.  This Agreement may be executed in any number
                    ------------
  of counterparts and each of such coun-terparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

       Section 24.  Invalidity of Provisions.  If any provision of this
                    ------------------------
  Agreement or of the Warrant Certificates is or becomes invalid, illegal or unenforceable in any respect, such provision shall be amended to the extent necessary to cause it to express the intent of the parties and be valid, legal and enforceable. The amendment of such provision shall not affect the validity, legality or enforceability of any other provision hereof.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                            CRIIMI MAE Inc.


                            By:
                               --------------------------------
                                 Its:
                                     --------------------------

                            REGISTRAR AND TRANSFER COMPANY,
                               Warrant Agent

                            By:
                               --------------------------------
                                Its:
                                    ---------------------------

                                   EXHIBIT A

                          FORM OF WARRANT CERTIFICATE


  No.____________________________           CUSIP No._________________________

                        Certificate for ______ Warrants
                 EXERCISABLE COMMENCING ON THE DATE OF ISSUANCE
                               HEREOF AND ENDING

             5:00 P.M., NEW YORK CITY TIME, ON ____________, 199__

                                CRIIMI MAE Inc.

                              WARRANT CERTIFICATE

            THIS CERTIFIES that ______________ or registered assigns is the registered holder (the "Registered Holder") of the number of Warrants set forth above, each of which represents the right to purchase one share of the Common Stock, par value $.01 per share (a "Share"), of CRIIMI MAE Inc., a Maryland corporation (the "Company"), at the initial exercise price (the "Exercise Price") of $13.17, at any time during the Warrant Exercise Period hereinafter referred to, by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon duly executed with signatures guaranteed by a member firm of a national securities exchange, a commercial bank or a trust company located in the United States of America, or a member of the National Association of Securities Dealers, Inc., at the office maintained for that purpose by Registrar and Transfer Company or its successor as warrant agent, in New York City, New York or Cranford, New Jersey (any such warrant agent being herein called the "Warrant Agent"), and by paying in full the Exercise Price, plus transfer taxes, if any, in United States currency by check payable to the order of the Warrant Agent.

            The Warrant Exercise Period shall commence on the date of issuance hereof and shall expire at 5:00 P.M., New York City time, on ____________, 199__ (the "Expiration Date"). No Warrant may be exercised after the Expiration Date.

            Prior to the Expiration Date, subject to any applic-able laws, rules or regulations restricting transferability, the Registered Holder shall be entitled to transfer this Warrant Certificate, in whole or in part, upon surrender of this Warrant Certificate at the office of the Warrant Agent maintained for that purpose in New York City, New York or Cranford, New Jersey with the form of assignment set forth hereon duly executed with signatures guaranteed by a member firm of a national securities exchange, a commercial bank or a trust company located in the United States of America, or a member of the National Association of Securities Dealers, Inc. Upon any such transfer, a new Warrant Certificate or Warrant Certificates representing the same aggregate number of Warrants will be issued in accordance with instructions in the form of assignment.

            Upon the exercise of less than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the Registered Holder a new Warrant Certificate in respect of the Warrants not exercised.

            Prior to the Expiration Date, the Registered Holder shall be entitled to exchange this Warrant Certificate, with or without other Warrant Certificates, for another Warrant Certificate or Warrant Certificates for the same aggregate number of Warrants, upon surrender of this Warrant Certificate at the office maintained for that purpose by the Warrant Agent in New York City, New York.

            Upon certain events provided for in the Warrant Agreement, the Exercise Price and the number of Shares issuable upon the exercise of each Warrant are required to be adjusted.

            No fractional Shares will be issued upon the exercise of Warrants. As to any final fraction of a Share which the Registered Holder of one or more Warrant Certificates, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.

            This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of April ___, 1994 between the Company and the Warrant Agent (the "Warrant Agreement") and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Registered Holder consents by acceptance hereof. A copy of the Warrant Agreement may be obtained for inspection by the Registered Holder upon written request to the Warrant Agent.

            This Warrant Certificate shall not entitle the Registered Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company.

            This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

            The validity, interpretation and performance of this Warrant Certificate shall be governed by the laws of the State of Maryland (without regard to the principles of conflicts of laws thereof).

            IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.


  [Corporate Seal]               CRIIMI MAE Inc.

  Attest                         By:
                                    --------------------------------
                                   Its:
  By:                                  -----------------------------
     ------------------------
     Its:
         --------------------

  Countersigned             REGISTRAR AND TRANSFER COMPANY
                              as Warrant Agent



  Dated:                    By:
                               -------------------------------------
                                      Authorized Signature

                         ELECTION TO PURCHASE

            The undersigned hereby irrevocably elects to exercise ________ of the Warrants represented by this Warrant Certificate and to purchase the ___________ Shares issuable upon the exercise of said Warrants, and requests that Share Certificates for such Shares be issued and delivered as follows:

  ISSUE TO:
                  -----------------------------------------------------------
                  (Name)

                  -----------------------------------------------------------
                  (Address, Including Zip Code)

                  -----------------------------------------------------------
                  (Social Security or Tax Identification Number)

  DELIVER TO:
                  -----------------------------------------------------------
                  (Name)

                  at
                     --------------------------------------------------------
                     (Address, Including Zip Code)

            If the number of Warrants hereby exercised is less than all the Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of full Warrants not exercised be issued and delivered as set forth above or otherwise as the undersigned shall direct in writing.

            In full payment of the purchase price with respect to the Warrants exercised and transfer taxes, if any, the undersigned hereby tenders payment of $_________ by check payable in United States currency to the order of the Warrant Agent.

  Dated:  ___________, 19__


                                 --------------------------------------------
                                 Signature

           (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                                 PLEASE INSERT SOCIAL SECURITY OR TAX
  Signature Guaranteed:          IDENTIFICATION NUMBER OF HOLDER


  --------------------------     --------------------------------------------

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrants set forth below:


                    Social
  Name of          Security No.
  Assignee          or Tax I.D.  Address    No. of Warrants
  --------         ------------  -------    ---------------

  and does hereby irrevocably constitute and appoint ________________, Attorney, to make such transfer on the books of CRIIMI MAE Inc. maintained for that purpose, with full power of substitution in the premises.



  Dated:            , 19
         -----------    --      -------------------------------
                                         Signature

                                 (Signature must conform in all
                                 respects to name of holder as
                                 specified on the face of the
                                 Warrant Certificate.)

  Signature Guaranteed:



  ------------------------------


                                    - 2 -